                               Dated 20 April 1998
                               -------------------

                                DE LA RUE PLC (1)

                            RACAL ELECTRONICS PLC (2)

             CADBURY SCHWEPPES PUBLIC LIMITED COMPANY (3)

                  INTERNATIONAL COMPUTERS LIMITED (4)

                              GTECH UK LIMITED (5)

                         GTECH HOLDINGS CORPORATION (6)

                              CAMELOT GROUP PLC (7)

                           THE DIRECTOR GENERAL OF THE
                              NATIONAL LOTTERY (8)

                  THE SECRETARY OF STATE FOR CULTURE,
                                MEDIA & SPORT (9)

          ------------------------------------------------------------

                                DEED OF VARIATION

          ------------------------------------------------------------

                               CERTIFIED TRUE COPY

                               /s/ Cameron McKenna

                                (cameron mcKenna)

                              MITRE HOUSE
                              160 ALDERSGATE STREET
                              LONDON EC1A 4DD
                              Solicitors
                              20/04 1995

                        Draft: 50274991.02/14 April 1998

THIS AGREEMENT is made the 20 day of April 1998

BETWEEN:-

(1) DE LA RUE PLC, a company incorporated in England and Wales (registered No. 58026), the registered office of which is at 6 Agar Street, London WC2N 4DE ("DLR");

(2) RACAL ELECTRONICS PLC, a company incorporated in England and Wales (registered No. 497098), the registered office of which is at Western Road, Bracknell, Berkshire RG12 1RG ("Racal");

(3) CADBURYS SCHWEPPES PUBLIC LIMITED COMPANY, a company incorporated in England and Wales (registered No. 52457), the registered office of which is at 25 Berkeley Square, London W1X 6HT;

(4) INTERNATIONAL COMPUTERS LIMITED, a company incorporated in England and Wales (registered No. 96056), the registered office of which is at 26 Finsbury Square. London EC2A 1DS ("ICL");

(3) GTECH UK LIMITED, a company incorporated in England and Wales (registered No. 2796328), the registered office of which is at Rosenbury House, 4 Farm Street, London W1X 7RA ("GTECH");

(6) GTECH HOLDINGS CORPORATION, a Delaware corporation, the principal office of which is at Tolpits Lane, Watford, WD1 8RN ("GTECH Holdings");

(7) CAMELOT GROUP PLC, a company incorporated in England and Wales (registered No. 2822203), the registered office of which is at Tolpits Lane, Watford, WD1 8RN ("Camelot");

(8) THE DIRECTOR GENERAL OF THE NATIONAL LOTTERY of 2 Monck Street, London SW1 (the "Director General"); and

(9) THE SECRETARY OF STATE FOR CULTURE, MEDIA AND SPORT of 2-4 Cockspur Street, London SW1Y 5DH (the "Secretary of State").

WHEREAS:-

(A) On 28th July 1994, the parties entered into a Revocation Bond Agreement (the "Agreement").

(B) The parties now wish to record the variation of the Agreement in the manner hereinafter described.

NOW IT IS HEREBY AGREED as follows:

1. This agreement is supplemental to the Agreement. Words and expressions defined in the Agreement shall have the same meaning herein.

2. Except as expressly varied by this agreement, the Agreement shall remain in full force and effect.

3. Definitions in the Agreement shall have the same meaning in this agreement.

4. The parties agree that with effect from the date hereof, the Agreement shall be varied as follows:-

4.1 GTECH and GTECH Holdings shall cease to be parties to the Agreement and shall be released and discharged from their respective obligations thereunder, and shall be released and discharged from all liabilities, claims and demands howsoever arising under the Agreement whether in contract, tort or otherwise.

4.2 The Proportions of the remaining Obligors shall be as set out below and shall replace the Proportions as set out in the Schedule to the Agreement:-


                        Obligors New Maximum Liabilities
                        --------------------------------

Name                     Maximum liability at the     Percentage Shareholding
                         date of this Agreement       at date of this Agreement
DLR                      P10,666,667                  26 2/3%
Racal                    P10,666,667                  26 2/3%
CS                       P10,666,666                  26 2/3%
ICL                      P8,000,000                   20%


4.3 The Director General hereby consents in accordance with Clause 3.4 of the Agreement to the Proportions of the remaining Obligors being as set out in Clause 4.2 above.

5. This agreement shall be governed by and construed in accordance with English law and each party hereby irrevocably submits to the jurisdiction of the English Courts.

IN WITNESS whereof this agreement has been executed as a Deed and unconditionally delivered by each of the parties hereto on the day and year first above written.

SIGNED as a Deed by          )
DE LA RUE PLC                )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
RACAL ELECTRONICS PLC        )
in the presence of:-         )


                             /s/ [Illegible]
                             Director                       [SEAL]


                             /s/ [ILLEGIBLE]
                             Director/Secretary

SIGNED as a Deed by          )
CADBURYS SCHWEPPES           )
PUBLIC LIMITED COMPANY       )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
INTERNATIONAL COMPUTERS      )
LIMITED                      )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
GTECH UK LIMITED             )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
GTECH HOLDINGS               )
CORPORATION                  )
in the presence of:-         )

                             Director


                             Director/Secretary

SIGNED as a Deed by          )
CAMELOT GROUP plc            )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
THE DIRECTOR GENERAL         )
OF THE NATIONAL LOTTERY      )
in the presence of:-         )
(witness)


SIGNED as a Deed by          )
THE SECRETARY OF STATE       )
FOR CULTURE, MEDIA & SPORT   )
in the presence of:-         )
(witness)

SIGNED as a Deed by          )
CAMELOT GROUP plc            )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
THE DIRECTOR GENERAL         )                   /s/ [ILLEGIBLE]
OF THE NATIONAL LOTTERY      )
in the presence of:-         )
(witness)


/s/ [ILLEGIBLE]

SIGNED as a Deed by          )
THE SECRETARY OF STATE       )
FOR CULTURE, MEDIA & SPORT   )
in  the presence of:-        )
(witness)

SIGNED as a Deed by          )
DE LA RUE PLC                )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
RACAL ELECTRONICS PLC        )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
CADBURYS SCHWEPPES           )
PUBLIC LIMITED COMPANY       )
in the presence of:-         )


                             Director
                             /s/ [ILLEGIBLE]


                             Director/Secretary
                             /s/ [ILLEGIBLE]

SIGNED as a Deed by          )
DE LA RUE PLC                )
in the presence of:-         )


             /s/ [ILLEGIBLE] Director


             /s/ [ILLEGIBLE] Director/Secretary

SIGNED as a Deed by          )
RACAL ELECTRONICS PLC        )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
CADBURYS SCHWEPPES           )
PUBLIC LIMITED COMPANY       )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
INTERNATIONAL COMPUTERS      )
LIMITED                      )
in the presence of:-         )


                             Director /s/ [ILLEGIBLE]


                             /s/ [ILLEGIBLE]
                             Director/Secretary

SIGNED as a Deed by          )
GTECH UK LIMITED             )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
GTECH HOLDINGS               )
CORPORATION                  )
in the presence of:-         )

                             Director

                             Director/Secretary

SIGNED as a Deed by          )
INTERNATIONAL COMPUTERS      )
LIMITED                      )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
GTECH UK LIMITED             )
in the presence of:-         )


                             /s/ [ILLEGIBLE]
                             Director


                             /s/ [ILLEGIBLE]
                             /Secretary

SIGNED as a Deed by          )
GTECH HOLDINGS               )
CORPORATION                  )
in the presence of:-         )


                             /s/ [ILLEGIBLE]
                             Director


                             Director/Secretary

                                DEED OF VARIATION

SIGNED as a Deed by          )
CAMELOT GROUP plc            )
in the presence of:-         )


             /s/ [ILLEGIBLE] Director


             /s/ [ILLEGIBLE] /Secretary

SIGNED as a Deed by          )
THE DIRECTOR GENERAL         )
OF THE NATIONAL LOTTERY      )
in the presence of:-         )
(witness)


/s/ [ILLEGIBLE]


SIGNED as a Deed by          )
THE SECRETARY OF STATE       )
FOR CULTURE, MEDIA & SPORT   )
in the presence of:-         )
(witness)

SIGNED as a Deed by          )
CAMELOT GROUP plc            )
in the presence of:-         )


                             Director


                             Director/Secretary

SIGNED as a Deed by          )
THE DIRECTOR GENERAL         )
OF THE NATIONAL LOTTERY      )
in the presence of:-         )
(witness)



SIGNED as a Deed by          )
THE SECRETARY OF STATE       )      A.C.S. Ramsey
FOR CULTURE, MEDIA & SPORT   )      Group Head, D.C.M.S.
in the presence of:-         )      on behalf of the
(witness)                           Faculty of State


/s/ Rob Hathlia
National Lottery Division


                                  -5-